UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 23, 2012

Jarden Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13665	35-1828377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Theodore Fremd Avenue, Rye, New York	10580
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (914) 967-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 23, 2012, Jarden Corporation (the “Company”) entered into amended and restated employment agreements with each of Messrs. Franklin, Ashken, Lillie, Capps and Sansone. In the cases of Messrs. Franklin, Ashken and Lillie, the new agreements replace their existing employment agreements, which were set to expire according to their terms in 2012. In structuring the agreements, the Compensation Committee of the Board of Directors (the “Committee”) engaged an independent compensation consultant to review and advise the Committee on the salary and compensation structure for Messrs. Franklin, Ashken and Lillie in light of, among other factors, current and evolving corporate governance “best practices” and market compensation data. In addition, in response, in part, to the results of the “say-on-pay” vote at the Company’s 2012 annual general meeting of stockholders, these new employment agreements, among other changes, eliminate modified single-trigger “change-of-control” provisions and excise tax gross-ups on severance payments, as well as provisions providing for payment of discretionary bonuses, from the employment agreements. See Item 5.02 below, which is incorporated into this Item 1.01 by reference for a description of all such employment agreements.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Officers; Compensatory Arrangements for Certain Officers.

(e)

Employment Agreements

Martin E. Franklin Employment Agreement

On July 23, 2012, Company entered into a Fifth Amended and Restated Employment Agreement (the “Franklin Employment Agreement”) with Martin E. Franklin, the Company’s Executive Chairman and Founder. The Employment Agreement amends and restates the Fourth Amended and Restated Employment Agreement, dated January 5, 2011, by and between the Company and Mr. Franklin.

Pursuant to the Franklin Employment Agreement, Mr. Franklin’s term with the Company continues through December 31, 2015 (“Original Employment Period”). The Franklin Employment Agreement is automatically renewable for successive one year periods in accordance with the terms of the Franklin Employment Agreement. Pursuant to the Franklin Employment Agreement, (a) Mr. Franklin’s annual base salary is $2,097,109, subject to an annual increase at least equal to the change in Consumer Price Index, (b) Mr. Franklin will be eligible for a performance bonus of 100% of his base salary in each year the Company achieves its budgeted adjusted earnings per share target as approved by the Board of Directors or 200% of his base salary in each year the Company achieves adjusted earnings per share equal to the performance target set by the Committee for payment of maximum bonus to the Company’s employees generally, and (c) on January 1 of each year of Mr. Franklin’s Original Employment Period, Mr. Franklin shall be entitled to receive an annual grant of 300,000 shares of restricted stock, and thereafter shall, for each additional employment period beginning after December 31, 2015, such amount of shares approved by the Committee (the “Restricted Stock”), on the terms outlined below.

The restrictions on the award of Restricted Stock will lapse based on achievement of a performance target equal to a target appreciation in the stock price of the common stock of the Company set by the Committee at the time of the grant as follows: the vesting target shall be achieved on the date that the average closing price of the Company’s common stock for any five consecutive trading days equals or exceeds a price representing an increase over the closing price on the last trading day of the prior calendar year at least equal to the target stock price appreciation percentage set by the Committee (up to certain maximums set forth in the Franklin Employment Agreement). The performance target must be achieved, if at all, within five (5) years from the date of grant. If the performance target is not achieved within five (5) years from the date of grant, such grant will expire and be forfeited. The number of shares granted and the target share price will be adjusted for changes in the common stock as outlined in the Company’s 2009 Stock Incentive Plan (the “Plan”) or as otherwise mutually agreed in writing between the parties. In the event that the Company does not have a stock incentive plan in place on or prior to January 1 of each year with enough shares to issue to Mr. Franklin, the Company shall grant to Mr. Franklin such number of shares of Restricted Stock that are available under the Company’s stock incentive plans, and in lieu of any shares of Restricted Stock not granted (the “Remaining Stock”), Mr. Franklin shall receive a mutually acceptable performance based compensation package having a value equivalent to the value of the shares of Remaining Stock not issued to Mr. Franklin as determined in good faith by the Committee. The terms of the Restricted Stock will be set forth in a restricted stock award agreement.

As per his prior employment agreement, the Franklin Employment Agreement also entitles Mr. Franklin to participate in the medical, insurance and other fringe benefit plans or policies the Company may make available to, or have in effect for, its personnel with commensurate duties from time to time. The Franklin Employment Agreement also provides for certain other ancillary benefits, including the reimbursement of all reasonable business expenses and, for security purposes use, at the Company’s expense private aircraft transportation for all travel. The Company shall bear expenses for Mr. Franklin’s personal use of private aircraft that does not exceed 75 hours in any calendar year. In addition, the Franklin Employment Agreement requires the Company to provide Mr. Franklin, at its expense, with the assistance of the Company’s tax advisors in regard to personal tax planning and preparing personal income tax returns and $10 million of life insurance payable to such beneficiaries as Mr. Franklin shall select. Mr. Franklin shall also be entitled to, if for any reason Mr. Franklin shall not be covered by a health insurance policy of the Company, an annual medical, dental, vision care and other health care allowance of up to $30,000 for unreimbursed expenses incurred by Mr. Franklin or any of his immediate family members.

In the event Mr. Franklin’s employment is terminated by the Company without “cause” (as such term is defined in the Franklin Employment Agreement), by Mr. Franklin for “good reason” (as such term is defined in the Franklin Employment Agreement), upon “death” or due to “disability” (as such term is defined in the Franklin Employment Agreement), or in an event of “non-renewal” (as such term is defined in the Franklin Employment Agreement) within two years following a Change of Control (as such term is defined in the Franklin Employment Agreement), Mr. Franklin will be entitled to (a) three times (two times in the case of termination due to death) base salary, (b) three times (two times in the case of termination due to death) the average annual bonus paid over the preceding two fiscal years, (c) except in a case of non-renewal within two years following a Change of Control, the amount, if any, accrued on the Company’s financial statements for Mr. Franklin’s annual bonus through the date of termination; provided, however, that if Mr. Franklin is terminated without “cause” or there is a termination by Mr. Franklin for “good reason,” the amounts described in clause (c) above shall be payable only to the extent that the applicable performance targets for the year of termination are actually achieved, but in no event later than March 15 of the calendar year immediately following the year in which the termination occurs, (d) the continuation of health insurance and other benefits for the period for which he could elect COBRA continuation coverage under the Company’s health benefit plans, provided that he shall be reimbursed by the Company an amount equal to his monthly COBRA costs for the period for which he elects COBRA continuation coverage as a result of his termination of employment, (e) except in the case of death, a cash payment in an amount to be the actuarially determined value of the cost of coverage under the Company’s medical, dental and vision care plans for a period equal to the difference between 36 months and the period for which he could elect COBRA continuation converge under such plans, (f) continued personal use of the Company’s owned or leased aircraft, not to exceed 75 hours in any calendar year at the Company’s sole expense until the third anniversary of such termination, (g) the full vesting of any benefits accrued under employee option, pension, retirement, savings and deferred compensation plans of the Company, and (h)(x) except in the case of death or disability, each of the annual restricted stock awards pursuant to the employment agreement shall be granted, notwithstanding whether the scheduled grant date has been achieved and (y) any and all unvested stock options, restricted stock and other equity or equity-based awards shall immediately vest; provided, however, that if Mr. Franklin is terminated without “cause” or a termination by Mr. Franklin for “good reason,” the preceding subclauses (h)(x) and (y) above shall not apply, except that all unvested stock options shall immediately vest as of the end of the employment period. In addition, the Franklin Employment Agreement may be terminated at the Company’s option for “cause” (as such term is defined in the Franklin Employment Agreement).

If Mr. Franklin leaves the Company due to “non-renewal” unassociated with a Change of Control, Mr. Franklin will be entitled to (a) the continuation of health insurance and other benefits for the period for which he could elect COBRA continuation coverage under the Company’s health benefit plans, provided that he shall be reimbursed by the Company an amount equal to his monthly COBRA costs for the period for which he elects COBRA continuation coverage as a result of his termination of employment, (b) a cash payment in an amount to be the actuarially determined value of the cost of coverage under the Company’s medical, dental and vision care plans for a period equal to the difference between 36 months and the period for which he could elect COBRA continuation converge under such plans, (c) continued personal use of the Company’s owned or leased aircraft, not to exceed 75 hours in any calendar year at the Company’s sole expense until the third anniversary of such termination, and (d) the full vesting of any benefits accrued under employee option, pension, retirement, savings and deferred compensation plans of the Company and all unvested stock options shall immediately vest as of the end of the employment period.

If Mr. Franklin is terminated by the Company for “cause,” leaves voluntarily due to termination without “good reason,” Mr. Franklin will surrender all unvested Restricted Stock issuable pursuant to the Franklin Employment Agreement and will forfeit rights to any and all future grants pursuant to such agreement.

The Franklin Employment Agreement provides that if it shall be determined that any payment, distribution or benefit provided (including, without limitation, the acceleration of any payment, distribution or benefit and the acceleration of exercisability of any stock option) to Mr. Franklin (whether paid or payable or distributed or distributable) pursuant to the terms of his employment agreement or otherwise (a “Payment”) would be subject, in whole or in part, to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then the Company and

Mr. Franklin shall consult in good faith to attempt to reach a mutually acceptable agreement to restructure such payments or otherwise amend the Franklin Employment Agreement to minimize and such Excise Tax; provided, however, in no event shall the Company be required to make, or Mr. Franklin be entitled to receive, any additional payments (including gross-up payments) in respect of such Excise Tax.

The Franklin Employment Agreement also contains a noncompetition covenant and nonsolicitation provisions (relating to the Company’s employees and customers) effective during the term of his employment and during the greater of (i) a period of three years after any termination of Mr. Franklin’s employment, or (ii) any period thereafter during which Mr. Franklin continues to receive benefits under the Franklin Employment Agreement, other than in cases of a termination by the Company without “cause,” by Mr. Franklin with “good reason,” or if Mr. Franklin’s employment is not renewed. Notwithstanding the foregoing, in the event Mr. Franklin’s employment is terminated by the Company without “cause,” by Mr. Franklin with “good reason,” or if Mr. Franklin’s employment is not renewed, within six months before or two years after the occurrence of a Change of Control, then in consideration for the benefits payable to the Mr. Franklin on account of such termination of employment, Mr. Franklin shall continue to be subject to and shall comply with the non-compete provisions until the second anniversary of the date of the Change of Control.

A copy of the Franklin Employment Agreement is attached to this report as Exhibit 10.1 and is incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Franklin Employment Agreement is not intended to be complete and is qualified in its entirety by the complete text of the Franklin Employment Agreement.

Ian G.H. Ashken Employment Agreement

On July 23, 2012, the Company entered into a Fifth Amended and Restated Employment Agreement (the “Ashken Employment Agreement”) with Ian G.H. Ashken, the Company’s Vice Chairman, Co-Founder and Chief Financial Officer. The Ashken Employment Agreement amends and restates the Fourth Amended and Restated Employment Agreement, dated January 5, 2011, by and between the Company and Mr. Ashken.

Pursuant to the Ashken Employment Agreement, Mr. Ashken’s term with the Company continues through December 31, 2015 (“Original Employment Period”). The Ashken Employment Agreement is automatically renewable for successive one year periods in accordance with the terms of the Ashken Employment Agreement. Pursuant to the Ashken Employment Agreement, (a) Mr. Ashken’s annual base salary is $982,300, subject to an annual increase at least equal to the change in Consumer Price Index, (b) Mr. Ashken will be eligible for a performance bonus of 100% of his base salary in each year the Company achieves its budgeted adjusted earnings per share target as approved by the Board of Directors or 200% of his base salary in each year the Company achieves adjusted earnings per share equal to the performance target set by the Committee for payment of maximum bonus to the Company’s employees generally, and (c) on January 1 of each year of Mr. Ashken’s Original Employment Period, Mr. Ashken shall be entitled to receive an annual grant of 135,000 shares of restricted stock, and thereafter shall, for each additional employment period beginning after December 31, 2015, such amount of shares approved by the Committee (the “Restricted Stock”), on the terms outlined below.

The restrictions on the award of Restricted Stock will lapse based on achievement of a performance target equal to a target appreciation in the stock price of the common stock of the Company set by the Committee at the time of the grant as follows: the vesting target shall be achieved on the date that the average closing price of the Company’s common stock for any five consecutive trading days equals or exceeds a price representing an increase over the closing price on the last trading day of the prior calendar year at least equal to the target stock price appreciation percentage set by the Committee (up to certain maximums set forth in the Ashken Employment Agreement). The performance target must be achieved, if at all, within five (5) years from the date of grant. If the performance target is not achieved within five (5) years from the date of grant, such grant will expire and be forfeited. The number of shares granted and the target share price will be adjusted for changes in the common stock as outlined in the Plan or as otherwise mutually agreed in writing between the parties. In the event that the Company does not have a stock incentive plan in place on or prior to January 1 of each year with enough shares to issue to Mr. Ashken, the Company shall grant to Mr. Ashken such number of shares of Restricted Stock that are available under the Company’s stock incentive plans, and in lieu of any shares of Restricted Stock not granted (the “Remaining Stock”), Mr. Ashken shall receive a mutually acceptable performance based compensation package having a value equivalent to the value of the shares of Remaining Stock not issued to Mr. Ashken as determined in good faith by the Committee or Board of Directors. The terms of the Restricted Stock will be set forth in a restricted stock award agreement.

As per his prior employment agreement, the Ashken Employment Agreement also entitles Mr. Ashken to participate in the medical, insurance and other fringe benefit plans or policies the Company may make available to, or have in effect for, its personnel with commensurate duties from time to time. The Ashken Employment Agreement also provides for certain other ancillary benefits, including the reimbursement of all reasonable business expenses and the use for his personal use any airplanes that the Company owns or is entitled to use as a result of lease, pooling, sharing or other agreements, provided that Mr. Ashken shall either prepay or pay directly, on or prior to such use, the actual (if determinable) or estimated direct cost of such use. In addition, the Ashken Employment Agreement requires the Company to provide Mr. Ashken, at its expense, with the assistance of the Company’s tax advisors in regard to personal tax planning and preparing personal income tax returns and $6 million of life insurance payable to such beneficiaries as Mr. Ashken shall select.

In the event Mr. Ashken’s employment is terminated by the Company without “cause” (as such term is defined in the Ashken Employment Agreement) by Mr. Ashken for “good reason” (as such term is defined in the Ashken Employment Agreement), upon “death” or due to “disability” (as such term is defined in the Ashken Employment Agreement), or in an event of “non-renewal” (as such term is defined in the Ashken Employment Agreement) within two years following a Change of Control (as such term is defined in the Ashken Employment Agreement), Mr. Ashken will be entitled to (a) three times (two times in the case of termination due to death) base salary, (b) three times (two times in the case of termination due to death) the average annual bonus paid over the preceding two fiscal years, (c) except in a case of non-renewal within two years following a Change of Control, the amount, if any, accrued on the Company’s financial statements for Mr. Ashken’s annual bonus through the date of termination; provided, however, that if Mr. Ashken is terminated without “cause” or there is a termination by Mr. Ashken for “good reason,” the amounts described in clause (c) above shall be payable only to the extent that the applicable performance targets for the year of termination are actually achieved, but in no event later than March 15 of the calendar year immediately following the year in which the termination occurs, (d) the continuation of health insurance and other benefits for the period for which he could elect COBRA continuation coverage under the Company’s health benefit plans, provided that he shall be reimbursed by the Company an amount equal to his monthly COBRA costs for the period for which he elects COBRA continuation coverage as a result of his termination of employment, (e) except in the case of death, a cash payment in an amount to be the actuarially determined value of the cost of coverage under the Company’s medical, dental and vision care plans for a period equal to the difference between 36 months and the period for which he could elect COBRA continuation converge under such plans, (f) the full vesting of any benefits accrued under employee option, pension, retirement, savings and deferred compensation plans of the Company, and (g)(x) except in the case of death or disability, each of the annual restricted stock awards pursuant to the employment agreement shall be granted, notwithstanding whether the scheduled grant date has been achieved and (y) any and all unvested stock options, restricted stock and other equity or equity-based awards shall immediately vest; provided, however, that if Mr. Ashken is terminated without “cause” or a termination by Mr. Ashken for “good reason,” the preceding subclauses (g)(x) and (y) above shall not apply, except that all unvested stock options shall immediately vest as of the end of the employment period. In addition, the Ashken Employment Agreement may be terminated at the Company’s option for “cause” (as such term is defined in the Ashken Employment Agreement).

If Mr. Ashken leaves the Company due to “non-renewal” unassociated with a Change of Control, Mr. Ashken will be entitled to (a) the continuation of health insurance and other benefits for the period for which he could elect COBRA continuation coverage under the Company’s health benefit plans, provided that he shall be reimbursed by the Company an amount equal to his monthly COBRA costs for the period for which he elects COBRA continuation coverage as a result of his termination of employment, (b) a cash payment in an amount to be the actuarially determined value of the cost of coverage under the Company’s medical, dental and vision care plans for a period equal to the difference between 36 months and the period for which he could elect COBRA continuation converge under such plans, and (c) the full vesting of any benefits accrued under employee option, pension, retirement, savings and deferred compensation plans of the Company and all unvested stock options shall immediately vest as of the end of the employment period.

If Mr. Ashken is terminated by the Company for “cause,” leaves voluntarily due to termination without “good reason,” Mr. Ashken will surrender all unvested Restricted Stock issuable pursuant to the Ashken Employment Agreement and will forfeit rights to any and all future grants pursuant to such agreement.

The Ashken Employment Agreement provides that if it shall be determined that any payment, distribution or benefit provided (including, without limitation, the acceleration of any payment, distribution or benefit and the acceleration of exercisability of any stock option) to Mr. Ashken (whether paid or payable or distributed or distributable) pursuant to the terms of his employment agreement or otherwise (a “Payment”) would be subject, in whole or in part, to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then the Company and Mr. Ashken shall consult in good faith to attempt to reach a mutually acceptable agreement to restructure such payments or otherwise amend the Ashken Employment Agreement to minimize and such Excise Tax; provided, however, in no event shall the Company be required to make, or Mr. Ashken be entitled to receive, any additional payments (including gross-up payments) in respect of such Excise Tax.

The Ashken Employment Agreement also contains a noncompetition covenant and nonsolicitation provisions (relating to the Company’s employees and customers) effective during the term of his employment and during the greater of (i) a period of three years after any termination of Mr. Ashken’s employment, or (ii) any period thereafter during which Mr. Ashken continues to receive benefits under the Ashken Employment Agreement, other than in cases of a termination by the Company without “cause,” by Mr. Ashken with “good reason,” or if Mr. Ashken’s employment is not renewed. Notwithstanding the foregoing, in the event Mr. Ashken’s employment is terminated by the Company without “cause,” by Mr. Ashken with “good reason,” or if Mr. Ashken’s employment is not renewed, within six months before or two years after the occurrence of a Change of Control, then in consideration for the benefits payable to the Mr. Ashken on account of such termination of employment, Mr. Ashken shall continue to be subject to and shall comply with the non-compete provisions until the second anniversary of the date of the Change of Control.

A copy of the Ashken Employment Agreement is attached to this report as Exhibit 10.2 and is incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Ashken Employment Agreement is not intended to be complete and is qualified in its entirety by the complete text of the Ashken Employment Agreement.

James E. Lillie Employment Agreement

On July 23, 2012, the Company entered into a Fourth Amended and Restated Employment Agreement (the “Lillie Employment Agreement”) with James E. Lillie, the Company’s Chief Executive Officer. The Lillie Employment Agreement amends and restates the Third Amended and Restated Employment Agreement, dated January 5, 2011, by and between the Company and Mr. Lillie.

Pursuant to the Lillie Employment Agreement, Mr. Lillie’s term with the Company continues through December 31, 2015 (“Original Employment Agreement”). The Lillie Employment Agreement is automatically renewable for successive one year periods in accordance with the terms of the Lillie Employment Agreement. Pursuant to the Lillie Employment Agreement, (a) Mr. Lillie’s annual base salary is $982,300, subject to an annual increase at least equal to the change in Consumer Price Index, (b) Mr. Lillie will be eligible for a performance bonus of 100% of his base salary in each year the Company achieves its budgeted adjusted earnings per share target as approved by the Board of Directors or 200% of his base salary in each year the Company achieves adjusted earnings per share equal to the performance target set by the Committee for payment of maximum bonus to the Company’s employees generally, and (c) on January 1 of each year of Mr. Lillie’s Original Employment Period, Mr. Lillie shall be entitled to receive an annual grant of 135,000 shares of restricted stock, and thereafter shall, for each additional employment period beginning after December 31, 2015, such amount of shares approved by the Committee (the “Restricted Stock”), on the terms outlined below.

The restrictions on the award of Restricted Stock will lapse based on achievement of a performance target equal to a target appreciation in the stock price of the common stock of the Company set by the Committee at the time of the grant as follows: the vesting target shall be achieved on the date that the average closing price of the Company’s common stock for any five consecutive trading days equals or exceeds a price representing an increase over the closing price on the last trading day of the prior calendar year at least equal to the target stock price appreciation percentage set by the Committee (up to certain maximums set forth in the Lillie Employment Agreement). The performance target must be achieved, if at all, within five (5) years from the date of grant. If the performance target is not achieved with five (5) years from the ate of grant, such grant will expire and be forfeited. The number of shares granted and the target share price will be adjusted for changes in the common stock as outlined in the Plan or as otherwise mutually agreed in writing between the parties. In the event that the Company does not have a stock incentive plan in place on or prior to January 1 of each year with enough shares to issue to Mr. Lillie, the Company shall grant to Mr. Lillie such number of shares of Restricted Stock that are available under the Company’s stock incentive plans, and in lieu of any shares of Restricted Stock not granted (the “Remaining Stock”), Mr. Lillie shall receive a mutually acceptable performance based compensation package having a value equivalent to the value of the shares of Remaining Stock not issued to Mr. Lillie as determined in good faith by the Committee or Board of Directors. The terms of the Restricted Stock will be set forth in a restricted stock award agreement.

As per his prior employment agreement, the Lillie Employment Agreement also entitles Mr. Lillie to participate in the medical, insurance and other fringe benefit plans or policies the Company may make available to, or have in effect for, its personnel with commensurate duties from time to time. The Lillie Employment Agreement also provides for certain other ancillary benefits, including the reimbursement of all reasonable business expenses and the use for his personal use, up to twenty five hours (in the aggregate) in any calendar year, any airplanes that the Company owns or is entitled to use as a result of lease, pooling, sharing or other agreements, provided that Mr. Lillie shall either prepay or pay directly, on or prior to such use, the actual (if determinable) or estimated direct cost of such use. In addition, the Lillie Employment Agreement requires the Company to provide Mr. Lillie, at its expense, with the assistance of the Company’s tax advisors in regard to personal tax planning and preparing personal income tax returns and $3 million of life insurance payable to such beneficiaries as Mr. Lillie shall select.

In the event Mr. Lillie’s employment is terminated by the Company without “cause” (as such term is defined in the Lillie Employment Agreement) by Mr. Lillie for “good reason” (as such term is defined in the Lillie Employment Agreement), upon “death” or due to “disability” (as such term is defined in the Lillie Employment Agreement) or in an event of “non-renewal” (as such term is defined in the Lillie Employment Agreement) within two years following a Change of Control (as such term is defined in the Lillie Employment Agreement), Mr. Lillie will be entitled to (a) three times (two times in the case of termination due to death) base salary, (b) three times (two times in the case of termination due to death) the average annual bonus paid over the preceding two fiscal years, (c) except in a case of non-renewal within two years following a Change of Control, the amount, if any, accrued on the Company’s financial statements for Mr. Lillie’s annual bonus through the date of termination; provided, however, that if Mr. Lillie is terminated without “cause” or there is a termination by Mr. Lillie for “good reason,” the amounts described in clause (c) above shall be payable only to the extent that the applicable performance targets for the year of termination are actually achieved, but in no event later than March 15 of the calendar year immediately following the ear in which the termination occurs, (d) the continuation of health insurance and other benefits for the period for which he could elect COBRA continuation coverage under the Company’s health benefit plans, provided that he shall be reimbursed by the Company an amount equal to his monthly COBRA costs for the period for which he elects COBRA coverage as a result of his termination of employment, (e) except in the case of death, a cash payment in an amount to be the actuarially determined value of the cost of coverage under the Company’s medical, dental and vision care plans for a period equal to the difference between 36 months and the period for which he could elect COBRA continuation converge under such plans, (f) the full vesting of any benefits accrued under employee option, pension, retirement, savings and deferred compensation plans of the Company, and (g)(x) except in the case of death or disability, each of the annual restricted stock awards pursuant to the employment agreement shall be granted, notwithstanding whether the scheduled grant date has been achieved and (y) any and all unvested stock options, restricted stock and other equity or equity-based awards shall immediately vest; provided, however, that if Mr. Lillie is terminated without “cause” or a termination by Mr. Lillie for “good reason,” the preceding subclauses (g)(x) and (y) above shall not apply, except that all unvested stock options shall immediately vest as of the end of the employment period. In addition, the Lillie Employment Agreement may be terminated at the Company’s option for “cause” (as such term is defined in the Lillie Employment Agreement).

If Mr. Lillie leaves the Company due to “non-renewal” unassociated with a Change of Control, Mr. Lillie will be entitled to (a) the continuation of health insurance and other benefits for the period for which he could elect COBRA continuation coverage under the Company’s health benefit plans, provided that he shall be reimbursed by the Company an amount equal to his monthly COBRA costs for the period for which he elects COBRA continuation coverage as a result of his termination of employment, (b) a cash payment in an amount to be the actuarially determined value of the cost of coverage under the Company’s medical, dental and vision care plans for a period equal to the difference between 36 months and the period for which he could elect COBRA continuation converge under such plans, and (c) the full vesting of any benefits accrued under employee option, pension, retirement, savings and deferred compensation plans of the Company and all unvested stock options shall immediately vest as of the end of the employment period.

If Mr. Lillie is terminated by the Company for “cause,” leaves voluntarily due to termination without “good reason,” Mr. Lillie will surrender all unvested Restricted Stock issuable pursuant to the Lillie Employment Agreement and will forfeit rights to any and all future grants pursuant to such agreement.

The Lillie Employment Agreement provides that if it shall be determined that any payment, distribution or benefit provided (including, without limitation, the acceleration of any payment, distribution or benefit and the acceleration of exercisability of any stock option) to Mr. Lillie (whether paid or payable or distributed or distributable) pursuant to the terms of his employment agreement or otherwise (a “Payment”) would be subject, in whole or in part, to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then the Company and Mr. Lillie shall consult in good faith to attempt to reach a mutually acceptable agreement to restructure such payments or otherwise amend the Lillie Employment Agreement to minimize and such Excise Tax; provided, however, in no event shall the Company be required to make, or Mr. Lillie be entitled to receive, any additional payments (including gross-up payments) in respect of such Excise Tax.

The Lillie Employment Agreement also contains a noncompetition covenant and nonsolicitation provisions (relating to the Company’s employees and customers) effective during the term of his employment and during the greater of (i) a period of three years after any termination of Mr. Lillie’s employment, or (ii) any period thereafter during which Mr. Lillie continues to receive benefits under the Lillie Employment Agreement, other than in cases of a termination by the Company without “cause,” by Mr. Lillie with “good reason,” or if Mr. Lillie’s employment is not renewed. Notwithstanding the foregoing, in the event Mr. Lillie’s employment is terminated by the Company without “cause,” by Mr. Lillie with “good reason,” or if Mr. Lillie’s employment is not renewed, within six months before or two years after the occurrence of a Change of Control, then in consideration for the benefits payable to the Mr. Lillie on account of such termination of employment, Mr. Lillie shall continue to be subject to and shall comply with the non-compete provisions until the second anniversary of the date of the Change of Control.

A copy of the Lillie Employment Agreement is attached to this report as Exhibit 10.3 and is incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Lillie Employment Agreement is not intended to be complete and is qualified in its entirety by the complete text of the Lillie Employment Agreement.

John E. Capps Employment Agreement

On July 23, 2012, the Company entered into an Amended and Restated Employment Agreement (the “Capps Employment Agreement”) with John E. Capps, the Company’s Executive Vice President, General Counsel and Secretary. The Capps Employment Agreement amends and restates the Employment Agreement, dated May 24, 2007 by and between the Company and Mr. Capps.

Pursuant to the Capps Employment Agreement, Mr. Capps’ term with the Company is for two years commencing on July 23, 2012. The Capps Employment Agreement is automatically renewable for successive one year periods in accordance with the terms of the Capps Employment Agreement. Also pursuant to the Capps Employment Agreement, (a) Mr. Capps’ annual base salary was increased to $460,000, subject to an annual increase at least equal to the change in Consumer Price Index, and (b) Mr. Capps will be eligible for a target bonus of 50% of his base compensation and a maximum bonus of 100% of his base compensation each year based on the achievement of performance goals set by the Committee.

The Capps Employment Agreement also entitles Mr. Capps to participate in the medical, insurance and other fringe benefit plans or policies the Company may make available to, or have in effect for, its personnel with commensurate duties from time to time.

The Capps Employment Agreement also contains a noncompetition covenant and nonsolicitation provisions (relating to the Company’s employees and customers) effective during the term of his employment and continuing for a period of 12 months after the expiration or termination of Mr. Capps’ employment.

In the event Mr. Capps’ employment is terminated by the Company without “cause” (as such term is described in the Capps Employment Agreement), upon “disability” (as such term is defined in the Capps Employment Agreement), or non-renewal of the Capps Employment Agreement, Mr. Capps will be entitled to (i) two years’ base compensation, (ii) two years’ target bonus which he would have been entitled to receive for achieving budget for the year in which his employment was terminated, (iii) provided that Mr. Capps elects the continuation of health insurance and other benefits under COBRA, an amount equal to Mr. Capps’ monthly COBRA cost for the period for which he could elect COBRA continuation coverage under the Company’s health benefit plans, and (iv) the full vesting of any outstanding stock options and the lapsing of any restrictions over any restricted shares owned by the Mr. Capps.

A copy of the Capps Employment Agreement is attached to this report as Exhibit 10.4 and is incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Capps Employment Agreement is not intended to be complete and is qualified in its entirety by the complete text of the Capps Employment Agreement.

Richard T. Sansone Employment Agreement

On July 23, 2012, the Company entered into an Amended and Restated Employment Agreement (the “Sansone Employment Agreement”) with Richard T. Sansone, the Company’s Executive Vice President, Finance. The Sansone Employment Agreement amends and restates the Employment Agreement, dated May 24, 2007 by and between the Company and Mr. Sansone.

Pursuant to the Sansone Employment Agreement, Mr. Sansone’s term with the Company is for two years commencing on July 23, 2012. The Sansone Employment Agreement is automatically renewable for successive one year periods in accordance with the terms of the Sansone Employment Agreement. Also pursuant to the Sansone Employment Agreement, (a) Mr. Sansone’s annual base salary was increased to $460,000, subject to an annual increase at least equal to the change in Consumer Price Index, and (b) Mr. Sansone will be eligible for a target bonus of 50% of his base compensation and a maximum bonus of 100% of his base compensation each year based on the achievement of performance goals set by the Committee.

The Sansone Employment Agreement also entitles Mr. Sansone to participate in the medical, insurance and other fringe benefit plans or policies the Company may make available to, or have in effect for, its personnel with commensurate duties from time to time.

The Sansone Employment Agreement also contains a noncompetition covenant and nonsolicitation provisions (relating to the Company’s employees and customers) effective during the term of his employment and continuing for a period of 12 months after the expiration or termination of Mr. Sansone’s employment.

In the event Mr. Sansone’s employment is terminated by the Company without “cause” (as such term is described in the Sansone Employment Agreement), upon “disability” (as such term is defined in the Sansone Employment Agreement) or non-renewal of the Sansone Employment Agreement, Mr. Sansone will be entitled to (i) two years’ base compensation, (ii) two years’ target bonus which he would have been entitled to receive for achieving budget for the year in which his employment was terminated, (iii) provided that Mr. Sansone elects the continuation of health insurance and other benefits under COBRA, an amount equal to Mr. Sansone’s monthly COBRA cost for the period for which he could elect COBRA continuation coverage under the Company’s health benefit plans, and (iv) the full vesting of any outstanding stock options and the lapsing of any restrictions over any restricted shares owned by the Mr. Sansone.

A copy of the Sansone Employment Agreement is attached to this report as Exhibit 10.5 and is incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Sansone Employment Agreement is not intended to be complete and is qualified in its entirety by the complete text of the Sansone Employment Agreement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Fifth Amended and Restated Employment Agreement, dated as of July 23 2012, between the Company and Martin E. Franklin.

10.2	Fifth Amended and Restated Employment Agreement, dated as of July 23, 2012, between the Company and Ian G.H. Ashken.

10.3	Fourth Amended and Restated Employment Agreement, dated as of July 23, 2012, between the Company and James E. Lillie.

10.4	Amended and Restated Employment Agreement, dated as of July 23, 2012, between the Company and John E. Capps.

10.5	Amended and Restated Employment Agreement, dated as of July 23, 2012, between the Company and Richard T. Sansone.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 27, 2012

JARDEN CORPORATION

By:	/s/ John E. Capps
Name: John E. Capps
Title: Executive Vice President, General Counsel and Secretary

Exhibit Index

Number	Exhibit

10.1	Fifth Amended and Restated Employment Agreement, dated as of July 23, 2012, between the Company and Martin E. Franklin.

10.2	Fifth Amended and Restated Employment Agreement, dated as of July 23, 2012, between the Company and Ian G.H. Ashken.

10.3	Fourth Amended and Restated Employment Agreement, dated as of July 23, 2012, between the Company and James E. Lillie.

10.4	Amended and Restated Employment Agreement, dated as of July 23, 2012, between the Company and John E. Capps.

10.5	Amended and Restated Employment Agreement, dated as of July 23, 2012, between the Company and Richard T. Sansone.